UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The registered public accounting firm of Squar Milner LLP, which is now part of Baker Tilly, US LLP (collectively “the Firm”), audited and opined on the restated financial statements of Pareteum Corporation (the “Company”) as of and for the fiscal year ended December 31, 2018 (the “FY 2018 Restated Financial Statements”). The Company included the FY 2018 Restated Financial Statements and the Firm’s audit opinion in the Company’s Amendment No. 1 Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 14, 2020. On March 5, 2021, the Firm advised the audit committee of the board of directors of the Company that investors could no longer rely upon the Firm’s audit report with respect to the FY 2018 Restated Financial Statements due solely to a determination made by the Firm that it was not in compliance with the applicable auditor independence rules of the SEC and Pubic Company Accounting Oversight Board at the time the Firm completed its audit.

Specifically, the Firm advised the audit committee of the board of the directors of the Company that it had determined that the partner who led the audit of the FY 2018 Restated Financial Statements, and who had audited the Company’s financials for the previous five consecutive years, was not eligible to serve as the lead engagement partner for the audit of the Company’s restated financial statements as of and for the year ended December 31, 2018. The partner who led the audit of the FY 2018 Restated Financial Statements was in his sixth audit year as the lead engagement partner and, therefore, his continued service as lead audit partner was in violation of applicable auditor independence rules requiring that lead engagement partners rotate off issuer engagements after five years. Further, the Firm advised the Company that the independence violation required the Firm to withdraw the audit opinion on the FY 2018 Restated Financial Statements, and that it intends to reissue its opinion after appropriate remediation led by a different lead engagement partner.

The Firm has not brought any other matters to the Company’s attention that would affect the Company’s financial statements or internal control over financial reporting.

The Company has provided the Firm with a copy of the disclosures contained in this Form 8-K and has requested that the Firm furnish the Company with a letter addressed to the SEC stating whether the Firm agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of the Firm’s letter concurring with the statements contained herein is attached as Exhibit 7.1 to this Form 8-K.

Item 8.01.	Other Events.

On March 8, 2021, the Company released a letter to stockholders regarding the subject matter of this Current Report, a copy of which is attached as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
7.1	Baker Tilly, US LLP letter dated March 8, 2021.
99.1	Letter to Stockholders dated March 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: March 8, 2021	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer